QUAKER® INVESTMENT TRUST

Supplement dated October 19, 2009
To the Prospectus Dated October 28, 2008 for the
QUAKER MID-CAP VALUE FUND

The following information supplements, and to the extent inconsistent therewith, supersedes, certain information in the Prospectus.  Defined terms not otherwise defined in this supplement have the same meaning as set forth in the Statement of Additional Information.

Effective September 30, 2009, the following information replaces similar text found in the Traditional Funds’ Prospectus, in the section entitled “Sub-Advisers and Portfolio Managers” on page 20 under the sub-heading “Quaker Mid-Cap Value Fund.”

The following individual is primarily responsible for the day-to-day management of the Fund:

Frank Latuda, Jr., CFA – a Vice President, Director, Chief Investment Officer, and Portfolio Manager of the All Cap Value, Small Cap Value I and Mid Cap Value portfolios.  In his capacity as Chief Investment Officer, Mr. Latuda also serves as the chairman of the Investment Policy Committee.  He joined Kennedy as an equity analyst in 1997, and served as Director of Research from 1998 until 2000.  He has been involved directly or indirectly in the Mid Cap Value strategy since 2002 as the portfolio manager, co-portfolio manager, assistant portfolio manager or in a supervisory role as Kennedy’s Chief Investment Officer.  Mr. Latuda earned his BS in Electrical Engineering from the University of Notre Dame, as well as a MS in Electrical Engineering and an MBA from the University of Illinois.

QKPSKCM 102009